Exhibit 99.1

Financial News Release

Advanced Energy Announces Third Quarter 2021 Results

●	Q3 revenue was $346 million, above the midpoint of guidance
●	GAAP EPS from continuing operations was $0.55
●	Non-GAAP EPS was $0.89, above the midpoint of guidance

DENVER, Colo., November 8, 2021 - Advanced Energy Industries, Inc. (Nasdaq: AEIS), a global leader in highly engineered, precision power conversion, measurement, and control solutions, today announced financial results for the third quarter ended September 30, 2021.

“Our third quarter results represent solid performance in a supply-constrained environment,” said Steve Kelley, president and CEO of Advanced Energy. “Demand for our highly engineered power delivery systems remains extremely robust. In addition, we are very pleased by the customer reaction to our new technologies and products, the drivers of AE’s future revenue and profit growth.”

Third Quarter Results

Sales were $346.1 million in the third quarter of 2021, compared with $361.3 million in the second quarter of 2021 and $389.5 million in the third quarter of 2020.

GAAP net income from continuing operations was $21.0 million or $0.55 per diluted share in the quarter, compared with $35.5 million or $0.92 per diluted share in the prior quarter, and $45.6 million or $1.18 per diluted share a year ago.

Non-GAAP net income was $34.0 million or $0.89 per diluted share in the third quarter of 2021. This compares with $48.1 million or $1.25 per diluted share in the second quarter of 2021, and $63.8 million or $1.66 per diluted share in the third quarter of 2020.

A reconciliation of non-GAAP measures is provided in the tables below.

The company generated $18.3 million of cash flow from continuing operations during the quarter, repurchased $52.6 million of common stock at $86.93 per share, and paid $3.9 million in a quarterly dividend.

Discontinued Operations

The company’s financial statements for all periods presented reflect results for the continuing precision power business, with the discontinued inverter business included in discontinued

operations for all purposes. Further financial detail regarding the amounts related to the discontinued inverter business is available in the company’s 2020 Annual Report on Form 10-K.

Fourth Quarter 2021 Guidance

Based on the company’s current view, beliefs and assumptions, guidance for the fourth quarter of 2021 is within the following ranges.

Q4 2021
Revenues	$355M +/- $20M
GAAP EPS from continuing operations	$0.62 +/- $0.25
Non-GAAP EPS	$0.92 +/- $0.25

Conference Call

Management will host a conference call today, November 8, 2021 at 4:30 p.m. Eastern Time to discuss Advanced Energy’s financial results. To participate in the live conference call, please dial (877) 407-0890 approximately five minutes prior to the start of the meeting and an operator will connect you. International participants can dial +1 (201) 389-0918. A webcast will also be available on the company’s investors web page at ir.advancedenergy.com.

About Advanced Energy

Advanced Energy (Nasdaq: AEIS) is a global leader in the design and manufacturing of highly engineered, precision power conversion, measurement and control solutions for mission-critical applications and processes. AE’s power solutions enable customer innovation in complex applications for a wide range of industries including semiconductor equipment, industrial, manufacturing, telecommunications, data center computing and healthcare. With engineering know-how and responsive service and support around the globe, the company builds collaborative partnerships to meet technology advances, propel growth for its customers and innovate the future of power. Advanced Energy has devoted four decades to perfecting power for its global customers and is headquartered in Denver, Colorado, USA. For more information, visit www.advancedenergy.com.

Advanced Energy | Precision. Power. Performance.

For more information, contact:

Brian Smith

Advanced Energy

(970) 407-6555

brian.smith@aei.com

Non-GAAP Measures

This release includes GAAP and non-GAAP income and per-share earnings data and other GAAP and non-GAAP financial information. Advanced Energy’s non-GAAP measures exclude the impact of non-cash related charges such as stock-based compensation and amortization of intangible assets, as well as discontinued operations, and non-recurring items such as acquisition-related costs and restructuring expenses. Beginning in the second quarter of 2020, Advanced Energy’s non-GAAP measures exclude non-cash unrealized foreign currency gains or losses that result from remeasurement to functional currency long-term obligations related to pension and operating lease liabilities as the remeasurement does not represent current economic exposure and is unrelated to our overall operating performance. These long-term obligations were acquired in connection with the Artesyn acquisition and the company previously used derivatives to hedge the exposure; however, the company has determined it will no longer hedge these non-economic exposures. The tax effect of our non-GAAP adjustments represents the anticipated annual tax rate applied to each non-GAAP adjustment after consideration of their respective book and tax treatments.

The non-GAAP measures included in this release are not in accordance with, or an alternative for, similar measures calculated under generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Advanced Energy believes that these non-GAAP measures provide useful information to management and investors to evaluate business performance without the impacts of certain non-cash charges, non-economic foreign currency remeasurements, and other cash charges which are not part of the company’s usual operations. The company uses these non-GAAP measures to assess performance against business objectives, make business decisions, develop budgets, forecast future periods, assess trends and evaluate financial impacts of various scenarios. In addition, management’s incentive plans include these non-GAAP measures as criteria for achievements. Additionally, the company believes that these non-GAAP measures, in combination with its financial results calculated in accordance with GAAP, provide investors with additional perspective. While some of the excluded items may be incurred and reflected in the company’s GAAP financial results in the foreseeable future, the company believes that the items excluded from certain non-GAAP measures do not accurately reflect the underlying performance of its continuing operations for the period in which they are incurred. The use of non-GAAP measures has limitations in that such measures do not reflect all of the amounts associated with the company’s results of operations as determined in accordance with GAAP, and these measures should only be used to evaluate the company’s results of operations in conjunction with the corresponding GAAP measures. Please refer to the Form 8-K regarding this release furnished today to the Securities and Exchange Commission.

Forward-Looking Statements

The company’s guidance with respect to anticipated financial results, potential future growth and profitability, future business mix, expectations regarding future market trends, future performance within specific markets and other statements herein or made on the above-announced conference call that are not historical information are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, but are not limited to: (a) supply chain disruptions and component shortages that may impact the company’s ability to obtain in a timely manner the materials necessary to manufacture its products; (b) the effects of global macroeconomic conditions upon demand for our products and services; (c) the volatility and cyclicality of the industries the company serves, particularly the semiconductor industry; (d) delays in capital spending by end-users in our served markets; (e) the risks and uncertainties related to the integration of Artesyn Embedded

Power including the optimization and reduction of our global manufacturing sites; (f) the continuing spread of COVID-19 and its potential adverse impact on our product manufacturing, research and development, supply chain, services and administrative operations; (g) the accuracy of the company’s estimates related to fulfilling solar inverter product warranty and post-warranty obligations; (h) the company’s ability to realize its plan to avoid additional costs after the solar inverter wind-down; (i) the accuracy of the company’s assumptions on which its financial statement projections are based; (j) the impact of product price changes, which may result from a variety of factors; (k) the timing of orders received from customers; (l) the company’s ability to realize benefits from cost improvement efforts including avoided costs, restructuring plans and inorganic growth; (m) unanticipated changes to management’s estimates, reserves or allowances; (n) changes and adjustments to the tax expense and benefits related to the U.S. tax reform that was enacted in late 2017; and (o) the impact of political, economic and policy tensions and conflicts between China and the United States including, but not limited to, trade wars and export restrictions between the two countries, China’s national security law for Hong Kong, and China’s expansion of control over the South China Sea, any of which could negatively impact our customers’ and our presence, operations, and financial results. These and other risks are described in Advanced Energy’s Form 10-K, Forms 10-Q and other reports and statements filed with the Securities and Exchange Commission (the “SEC”). These reports and statements are available on the SEC’s website at www.sec.gov. Copies may also be obtained from Advanced Energy’s investor relations page at ir.advancedenergy.com or by contacting Advanced Energy’s investor relations at 970-407-6555. Forward-looking statements are made and based on information available to the company on the date of this press release. Aspirational goals and targets discussed on the conference call or in the presentation materials should not be interpreted in any respect as guidance. The company assumes no obligation to update the information in this press release.

ADVANCED ENERGY INDUSTRIES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(in thousands, except per share data)

	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
	2021	2020	2021	2021	2020
Sales, net	$346,093	$389,521	$361,311	$1,059,024	$1,044,857
Cost of sales	226,054	235,736	226,278	666,449	648,537
Gross profit	120,039	153,785	135,033	392,575	396,320
	34.7%	39.5%	37.4%	37.1%	37.9%
Operating expenses:
Research and development	40,578	36,807	40,119	120,865	107,432
Selling, general, and administrative	48,373	51,481	48,110	143,214	145,646
Amortization of intangible assets	5,607	5,049	5,513	16,504	15,064
Restructuring expense	1,272	1,494	211	2,521	7,940
Total operating expenses	95,830	94,831	93,953	283,104	276,082
Operating income	24,209	58,954	41,080	109,471	120,238

Other income (expense), net	495	(6,558)	(3,662)	(3,674)	(11,655)
Income from continuing operations, before income taxes	24,704	52,396	37,418	105,797	108,583
Provision (benefit) for income taxes	3,657	6,783	1,876	10,817	15,293
Income from continuing operations	21,047	45,613	35,542	94,980	93,290
Income (loss) from discontinued operations, net of income taxes	(37)	50	(102)	171	(421)
Net income	21,010	45,663	35,440	95,151	92,869
Income from continuing operations attributable to noncontrolling interest	6	36	31	70	35
Net income attributable to Advanced Energy Industries, Inc.	$21,004	$45,627	$35,409	$95,081	$92,834

Basic weighted-average common shares outstanding	38,183	38,325	38,389	38,296	38,322
Diluted weighted-average common shares outstanding	38,363	38,528	38,586	38,517	38,531

Earnings per share attributable to Advanced Energy Industries, Inc:

Continuing operations:
Basic earnings per share	$0.55	$1.19	$0.93	$2.48	$2.43
Diluted earnings per share	$0.55	$1.18	$0.92	$2.46	$2.42

Discontinued operations:
Basic earnings (loss) per share	$—	$—	$—	$—	$(0.01)
Diluted earnings (loss) per share	$—	$—	$—	$—	$(0.01)

Net income:
Basic earnings per share	$0.55	$1.19	$0.92	$2.48	$2.42
Diluted earnings per share	$0.55	$1.19	$0.92	$2.47	$2.41

ADVANCED ENERGY INDUSTRIES, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(in thousands)

	September 30,	December 31,
	2021	2020
ASSETS
Current assets:
Cash and cash equivalents	$547,923	$480,368
Marketable securities	2,833	2,654
Accounts and other receivable, net	220,112	235,178
Inventories	341,500	221,346
Income taxes receivable	19,005	4,804
Other current assets	32,984	35,899
Total current assets	1,164,357	980,249

Property and equipment, net	114,801	114,731
Operating lease right-of-use assets	104,179	103,858
Deposits and other assets	19,067	19,101
Goodwill and intangible assets, net	378,657	378,922
Deferred income tax assets	50,994	50,801
Total assets	$1,832,055	$1,647,662

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$190,228	$125,224
Other accrued expenses	160,923	137,081
Current portion of long-term debt	20,000	17,500
Current portion of operating lease liabilities	16,137	16,592
Total current liabilities	387,288	296,397

Long-term debt	377,597	304,546
Non-current liabilities	225,379	231,379
Long-term liabilities	602,976	535,925

Total liabilities	990,264	832,322

Advanced Energy stockholders' equity	841,120	814,739
Noncontrolling interest	671	601
Total stockholders’ equity	841,791	815,340
Total liabilities and stockholders’ equity	$1,832,055	$1,647,662

ADVANCED ENERGY INDUSTRIES, INC.

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS (UNAUDITED)

(in thousands)

	Nine Months Ended September 30,
	2021	2020
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$95,151	$92,869
Income (loss) from discontinued operations, net of income taxes	171	(421)
Income from continuing operations, net of income taxes	94,980	93,290

Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization	39,225	35,433
Stock-based compensation expense	12,819	9,666
Provision for deferred income taxes	(1,404)	(7,849)
Discount on notes receivable	(638)	721
Loss on disposal of assets	923	678
Changes in operating assets and liabilities, net of assets acquired	(39,495)	3,093
Net cash from operating activities from continuing operations	106,410	135,032
Net cash from operating activities from discontinued operations	(523)	(659)
Net cash from operating activities	105,887	134,373

CASH FLOWS FROM INVESTING ACTIVITIES:
Net proceeds from sale of marketable securities	—	3
Receipt (issuance) of notes receivable	802	(1,000)
Proceeds from sale of property and equipment	1,537	103
Purchases of property and equipment	(22,721)	(25,232)
Acquisitions, net of cash acquired	(18,739)	(1,127)
Net cash from investing activities from continuing operations	(39,121)	(27,253)
Net cash from investing activities from discontinued operations	—	—
Net cash from investing activities	(39,121)	(27,253)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from long-term borrowings	85,000	-
Payment of debt-issuance costs	(1,350)	-
Payments on long-term borrowings	(8,750)	(13,125)
Dividend payments	(11,585)	—
Purchase and retirement of common stock	(56,625)	(11,579)
Net payments related to stock-based awards	(3,136)	(1,451)
Net cash from financing activities from continuing operations	3,554	(26,155)
Net cash from financing activities from discontinued operations	—	—
Net cash from in financing activities	3,554	(26,155)

EFFECT OF CURRENCY TRANSLATION ON CASH	(2,765)	1,571

NET CHANGE IN CASH AND CASH EQUIVALENTS	67,555	82,536
CASH AND CASH EQUIVALENTS, beginning of period	480,368	346,441
CASH AND CASH EQUIVALENTS, end of period	547,923	428,977
Less cash and cash equivalents from discontinued operations	—	—
CASH AND CASH EQUIVALENTS FROM CONTINUING OPERATIONS, end of period	$547,923	$428,977

ADVANCED ENERGY INDUSTRIES, INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

(in thousands)

Net Sales by Product Line	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
	2021	2020	2021	2021	2020
Semiconductor Equipment	$173,441	$167,058	$176,671	$530,828	$446,107
Industrial and Medical	80,800	87,013	83,197	242,412	219,877
Data Center Computing	62,231	87,741	69,458	190,843	257,240
Telecom and Networking	29,621	47,709	31,985	94,941	121,633
Total	$346,093	$389,521	$361,311	$1,059,024	$1,044,857

Net Sales by Geographic Region	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
	2021	2020	2021	2021	2020
United States	$139,089	$152,503	$139,525	$410,212	$389,007
North America (excluding U.S.)	24,708	38,126	26,112	77,067	115,712
Asia	135,838	180,660	148,803	434,232	462,388
Europe	44,838	17,886	44,491	129,751	76,070
Other	1,620	346	2,380	7,762	1,680
Total	$346,093	$389,521	$361,311	$1,059,024	$1,044,857

ADVANCED ENERGY INDUSTRIES, INC.

SELECTED OTHER DATA (UNAUDITED)

(in thousands)

Reconciliation of Non-GAAP measure - operating expenses and operating income, excluding certain items	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
	2021	2020	2021	2021	2020
Gross profit from continuing operations, as reported	$120,039	$153,785	$135,033	$392,575	$396,320
Adjustments to gross profit:
Stock-based compensation	218	67	215	783	445
Facility expansion, relocation costs and other	1,357	1,095	1,997	5,192	3,608
Acquisition-related costs	3,259	—	84	3,351	5,356
Non-GAAP gross profit	124,873	154,947	137,329	401,901	405,729
Non-GAAP gross margin	36.1%	39.8%	38.0%	38.0%	38.8%

Operating expenses from continuing operations, as reported	95,830	94,831	93,953	283,104	276,082
Adjustments:
Amortization of intangible assets	(5,607)	(5,049)	(5,513)	(16,504)	(15,064)
Stock-based compensation	(3,456)	(3,714)	(3,229)	(12,036)	(9,221)
Acquisition-related costs	(1,768)	(5,214)	(2,328)	(6,124)	(10,597)
Facility expansion, relocation costs and other	(98)	(415)	(63)	(212)	(1,770)
Restructuring charges	(1,272)	(1,494)	(211)	(2,521)	(7,940)
Non-GAAP operating expenses	83,629	78,945	82,609	245,707	231,490
Non-GAAP operating income	$41,244	$76,002	$54,720	$156,194	$174,239
Non-GAAP operating margin	11.9%	19.5%	15.1%	14.7%	16.7%

Reconciliation of Non-GAAP measure - income excluding certain items	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
	2021	2020	2021	2021	2020
Income from continuing operations, less non-controlling interest, net of income taxes	$21,041	$45,577	$35,511	$94,910	$93,255
Adjustments:
Amortization of intangible assets	5,607	5,049	5,513	16,504	15,064
Acquisition-related costs	5,027	5,214	2,412	9,475	15,953
Facility expansion, relocation costs, and other	1,455	1,510	2,060	5,404	5,378
Restructuring charges	1,272	1,494	211	2,521	7,940
Unrealized foreign currency (gain) loss	(2,092)	3,540	885	(3,409)	4,598
Acquisition-related costs and other included in other income (expense), net	(79)	625	899	907	625
Tax effect of non-GAAP adjustments	(1,036)	(2,115)	(2,043)	(4,363)	(6,080)
Non-GAAP income, net of income taxes, excluding stock-based compensation	31,195	60,894	45,448	121,949	136,733
Stock-based compensation, net of taxes	2,811	2,892	2,636	9,809	7,425
Non-GAAP income, net of income taxes	$34,006	$63,786	$48,084	$131,758	$144,158

Reconciliation of non-GAAP measure - per share earnings excluding certain items	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
	2021	2020	2021	2021	2020
Diluted earnings per share from continuing operations, as reported	$0.55	$1.18	$0.92	$2.46	$2.42
Add back (subtract):
Per share impact of non-GAAP adjustments, net of tax	0.34	0.48	0.33	0.96	1.32
Non-GAAP per share earnings	$0.89	$1.66	$1.25	$3.42	$3.74

Quarterly results may not sum to year to date due to rounding

Reconciliation of Q4 2021 Guidance
	Low End	High End

Revenue	$335 million	$375 million

Reconciliation of non-GAAP earnings per share
GAAP earnings per share	$0.37	$0.87
Stock-based compensation	0.11	0.11
Amortization of intangible assets	0.14	0.14
Restructuring and other	0.10	0.10
Tax effects of excluded items	(0.05)	(0.05)
Non-GAAP earnings per share	$0.67	$1.17